UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 20, 2013

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7431

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 24, 2013, MGT Capital Investments Inc. (“MGT”) filed a Current Report on Form 8-K (“Form 8-K”) related to its acquisition of 63.12% of the outstanding membership interests of FanTD, LLC. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, MGT stated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. MGT hereby amends its Form 8-K filed on May 24, 2013 to provide the required financial information.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of the Acquired Business

The following financial statements of FanTD LLC are filed as Exhibits 99.1 to this amendment and are incorporated in their entirety herein by reference:

Exhibit 99.1
Report of Independent Registered Public Accounting Firm
Balance Sheet – as of December 31, 2012 and March 31, 2013 (unaudited)
Statement of Operations from November 2, 2012 (Inception) to December 31, 2012 and for the three months ended March 31, 2013 (unaudited)
Statement of Members’ Equity as of November 2, 2012 (Inception) to December 31, 2012 and for the three months ended March 31, 2013 (unaudited)
Statement of Cash Flows from November 2, 2012 (Inception) to December 31, 2012 and for the three months ended March 31, 2013 (unaudited)
Notes to the Financial Statements

(b)	Pro Forma Financial Information

The following pro forma financial information is furnished as Exhibit 99.2:

Exhibit 99.2
Unaudited Pro Forma Condensed Combined Balance Sheets – as of March 31, 2013
Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Gain for the three months ended March 31, 2013
Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Loss for the year ended December 31, 2012
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c)	Shell Business Transactions

Not applicable

(c)	Exhibit

99.1	Audited financials of FanTD LLC as of December 31, 2012 and from November 2, 2012 (Inception) to December 31, 2012
99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2013 and for the three months ended March 31, 2013 and from November 2, 2012 (Inception) to December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 2, 2013

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Name:	Robert B. Ladd
Title:	President and Chief Executive Officer